UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 11, 2007

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of September 1, 2007, providing for the issuance of
Mortgage Pass-Through Certificates, Series 2007-HF1)

MASTR Alternative Loan Trust 2007-HF1
 (issuing entity)

Mortgage Asset Securitization Transactions, Inc.
(depositor)

UBS Real Estate Securities Inc.
(sponsor)

Delaware (State or Other Jurisdiction of Incorporation)	333-130373-34 (Commission File Number)	06-1204982 (I.R.S. Employer Identification Number)
1285 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)
Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood llp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 11, 2007

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC

By: /s/ Vadim Khoper
Name: Vadim Khoper
Title: Associate Director

By: /s/ Kamini Ramroop-Bhagrattee
Name: Kamini Ramroop-Bhagrattee
Title: Director

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood llp

EXHIBIT 5.1, 8.1, 23.1

EXHIBIT 5.1
EXHIBIT 8.1
EXHIBIT 23.1

October 9, 2007

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, New York 10019

Opinion: Takedown
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (the “Registrant”)
Registration Statement on Form S-3, No. 333-130373
$209,388,646
MASTR Alternative Loan Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1
Prospectus Supplement, dated October 9, 2007  (the “Prospectus Supplement”)
   (including the related Prospectus, dated February 26, 2007  (the “Prospectus”)

Ladies and Gentlemen:

We have acted as counsel to the Registrant, in connection with the offer and sale of the securities described above (the “Certificates”).

In rendering this opinion letter, we have examined the documents described above and such other documents as we have deemed necessary.  We have also assumed the execution, authentication, offer and sale of the Certificates pursuant to and in accordance with the Prospectus Supplement and the related pooling and servicing agreement and underwriting agreement.  The opinion expressed herein with respect to enforceability is subject to general principles of equity and the effect of bankruptcy, insolvency, fraudulent conveyance and transfer and other similar laws of general applicability affecting the rights of creditors.

In rendering this opinion letter, we do not express any opinion concerning any laws other than the federal laws of the United States, including without limitation the Internal Revenue Code of 1986, as amended, and the laws of the States of New York and, to the extent applicable, Delaware.  We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below.

The tax opinions set forth below are based upon the existing provisions of applicable law and regulations issued or proposed thereunder, published rulings and releases of applicable agencies or other governmental bodies and existing case law, any of which or the effect of any of which could change at any time.  Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based.

Based upon and subject to the foregoing, it is our opinion that:

1.  The Certificates are legally and validly issued, enforceable under the laws of the State of New York in accordance with their terms, fully paid and non-assessable and entitled to the benefits of the related pooling and servicing agreement.

2.  The descriptions of federal income tax consequences appearing in the Prospectus Supplement under the heading “Federal Income Tax Consequences” and in the Prospectus under the heading “Federal Income Tax Consequences” in the Prospectus to which the Prospectus Supplement relates, while not purporting to discuss all possible federal income tax consequences of investment in the Certificates, are accurate with respect to those tax consequences which are discussed, and we hereby adopt and confirm those descriptions as our opinions.

We hereby consent to the filing of this opinion letter by the Registrant in a Current Report on Form 8-K, without admitting that we are “persons” within the meaning of Section 7(a) or 11(a)(4) of the 1933 Act, or “ experts” within the meaning of Section 11 thereof, with respect to any portion of the Registration Statement.

Very truly yours,

/s/ THACHER PROFFITT & WOOD LLP